SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report:  February 9, 2000
                       (Date of earliest event reported)



                     Inland Retail Real Estate Trust, Inc.
            (Exact name of registrant as specified in the charter)



        Maryland                       333-64391              36-4246655

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)



                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

We filed a Form 8-K dated February 9, 2000 on February 22, 2000 with regard to the acquisition of Conway Plaza without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.



Item 7.  Financial Statements and Exhibits

                         Index to Financial Statements
                                                                     Page
Inland Retail Real Estate Trust, Inc.:

Pro Forma Consolidated Balance Sheet (unaudited)
  at December 31, 1999.............................................. F- 1

Notes to Pro Forma Consolidated Balance Sheet (unaudited)
  at December 31, 1999.............................................. F- 3

Pro Forma Consolidated Statement of Operations (unaudited)
  for the year ended December 31, 1999.............................. F- 5

Notes to Pro Forma Consolidated Statement of Operations (unaudited)
  for the year ended December 31, 1999.............................. F- 7


Conway Plaza:

Independent Auditors' Report........................................ F- 9

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1999.............................. F-10

Notes to the Historical Summary of Gross Income and Direct
  Operating Expenses for the year ended December 31, 1999........... F-11

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Inland Retail Real Estate Trust, Inc.
                                   (Registrant)



                        By:/s/ BARRY L. LAZARUS
                               Barry L. Lazarus
                               President, Chief Operating Officer,
                               Treasurer and Chief Financial Officer


Date: April 24, 2000

                     Inland Retail Real Estate Trust, Inc.
                     Pro Forma Consolidated Balance Sheet
                               December 31, 1999
                                  (unaudited)


The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisition of the property indicated in Note B had occurred on December 31, 1999.

A Pro Forma Consolidated Balance Sheet provides investors with information about the continuing impact of particular transactions by showing how they may affect historical financial statements if the transactions were consummated at an earlier time. Such statements should assist investors in analyzing the future prospects of the registrant because they illustrate the possible scope of the change in the registrant's historical financial position and results of operations caused by the transactions.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at December 31, 1999, nor does it purport to represent our future financial position. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                     Inland Retail Real Estate Trust, Inc.
                     Pro Forma Consolidated Balance Sheet
                               December 31, 1999
                                  (unaudited)

                                              Pro Forma
                                             Adjustments
                                            -------------
                                 (A)           Property      Pro Forma
                              Historical     Acquisition    as adjusted
                             -------------  -------------- -------------
Assets
------
Net investment in
  properties(B)............. $126,000,016      8,500,000    134,500,016
Cash........................   14,869,164           -        14,869,164
Restricted cash.............    1,246,889           -         1,246,889
Accounts and rents
  receivable................    1,331,213           -         1,331,213
Real estate tax and
  insurance escrows (E).....      227,123           -           227,123
Furniture and Equipment.....        9,776           -             9,776
Loan fees...................      164,433           -           164,433
Leasing fees................       34,106           -            34,106
Other assets................      105,416           -           105,416
                             -------------  -------------- -------------
Total assets................ $143,988,136      8,500,000    152,488,136
                             =============  ============== =============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate taxes...         -             8,039          8,039
Security deposits...........      232,370         33,294        265,664
Mortgages payable (D).......   93,099,852           -        93,099,852
Unearned income.............        9,585           -             9,585
Accounts payable............       74,094           -            74,094
Accrued interest payable....      419,003           -           419,003
Other liabilities...........    1,359,209        191,518      1,550,727
Distribution payable........      331,467           -           331,467
Due to Affiliates...........      582,787           -           582,787
Accrued offering costs......    2,863,904           -         2,863,904
                             -------------  -------------- -------------
Total liabilities...........   98,972,271        232,851     99,205,122
                             -------------  -------------- -------------

Minority interest in
  partnership (C)...........        2,000           -             2,000

Common Stock................       54,338          9,613         63,951
Additional paid-in capital
  (net of Offering costs)...   44,959,527      8,257,536     53,217,063
                             -------------  -------------- -------------
Total stockholders' equity..   45,015,865      8,267,149 (F) 53,281,014
                             -------------  -------------- -------------
Total liabilities and
  stockholders' equity...... $143,988,136      8,500,000    152,488,136
                             =============  ============== =============

        See accompanying notes to pro forma consolidated balance sheet.

                     Inland Retail Real Estate Trust, Inc.
                 Notes to Pro Forma Consolidated Balance Sheet
                               December 31, 1999
                                  (unaudited)

                                  (continued)


(A) The historical column represents our Consolidated Balance Sheet as of December 31, 1999. We were formed on September 3, 1998. As of December 31, 1999, the Company had sold 5,370,632 Shares to the public resulting in gross proceeds of $53,689,324 and an additional 43,207 Shares pursuant to the DRP for $410,465 of additional gross proceeds. In addition, we have received the Advisor's capital contribution of $200,000 for which it was issued 20,000 Shares.

(B) The pro forma adjustments reflect the acquisition of Conway Plaza which was purchased on February 9, 2000 from an unaffiliated third party for cash:


Assets
------
Net investment in
  properties........... $  8,500,000
Cash...................         -
                        ------------
Total assets........... $  8,500,000
                        ============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real
  estate taxes.........        8,039
Security deposits......       33,294
Mortgages payable......         -
Other liabilities......      191,518
                        ------------
Total liabilities......      232,851
                        ------------

Common Stock...........        9,613
Additional paid in
  capital (net of
  Offering costs)......    8,257,536
                        ------------
Total stockholders'
  equity (F)...........    8,267,149
                        ------------
Total liabilities and
  stockholders' equity. $  8,500,000
                        ============

                     Inland Retail Real Estate Trust, Inc.
                 Notes to Pro Forma Consolidated Balance Sheet
                               December 31, 1999
                                  (unaudited)

                                  (continued)


(C) The Pro Forma Consolidated Balance Sheet includes the accounts of the Operating Partnership in which the Company has an approximately 99% controlling general partner interest. The Advisor owns the remaining approximately 1% limited partnership common units in the Operating Partnership for which it paid $2,000 and which is reflected as a minority interest.

(D) Represents the first mortgage loans assumed and originated in conjunction with the acquisition of properties. These mortgage loans with an aggregate principal balance of approximately $93,099,852 are payable to third parties at interest rates ranging from 6.9% to 8.3% per annum and have maturities ranging from March 2000 to November 2008.

(E) Represents real estate tax and insurance escrows held.

(F) Additional offering proceeds of $9,613,000, net of offering costs of $1,345,851 are reflected as received as of December 31, 1999. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

    Subsequent to December 31, 1999 and through April 18, 2000, additional offering proceeds of $15,915,000, net of offering costs of $2,228,100 have been received by the Company.

                     Inland Retail Real Estate Trust, Inc.
                Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1999
                                  (unaudited)


The following unaudited Pro Forma Consolidated Statement of Operations is presented to effect the acquisition of the property indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though it occurred on January 1, 1999.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 1999, nor does it purport to represent our future financial position. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                     Inland Retail Real Estate Trust, Inc.
                Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1999
                                  (unaudited)



                                   Historical
                                  ------------
                                    Company      Pro Forma
                                       (A)      Adjustment   Pro Forma
                                  ------------ ------------ ------------

Rental income.................... $ 4,339,614      483,054    4,822,668
Additional rental income.........   1,452,868       96,237    1,549,105
Interest income..................     237,261         -         237,261
Other income.....................         350        2,377        2,727
                                  ------------ ------------ ------------
Total income.....................   6,030,093      581,668    6,611,761
                                  ------------ ------------ ------------

Professional services............      76,844         -          76,844
General and administrative
  expenses.......................     208,625         -         208,625
Advisor asset management fee (C).        -          85,000       85,000
Property operating expenses......   1,646,393      172,708    1,819,101
Management fee (G)...............     225,665       26,175      251,840
Interest expense (H).............   2,367,882         -       2,367,882
Acquisition costs expensed.......      83,587         -          83,587
Depreciation and  amortization(D)   1,253,101      257,833    1,510,934
                                  ------------ ------------ ------------
Total expenses...................   5,862,097      541,716    6,403,813
                                  ------------ ------------ ------------
Net income applicable to
  common shareholders (F)........     167,996       39,952  $   207,948
                                  ============ ============ ============

Weighted average number of
  shares of common stock
  outstanding (E)................   5,433,800         -       6,395,100
                                  ============              ============

Basic and diluted net income
  per weighted average number of
  shares of common stock
  outstanding (E)................         .03         -     $       .03
                                  ============              ============









   See accompanying notes to pro forma consolidated statement of operations.

                     Inland Retail Real Estate Trust, Inc.
            Notes to Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1999
                                  (unaudited)

(A) Historical information represents the historical statement of operations of the Company for the year ended December 31, 1999 as filed with the SEC on Form 10-K.

(B) Total pro forma adjustments for the acquisition of Conway Plaza is as though it was acquired January 1, 1999.



Rental income (I)....    483,054
Additional rental
  income (I).........     96,237
Other income.........      2,377
                      -----------
Total income.........    581,668
                      -----------
Advisor asset
  management fee (C).     85,000
Property operating
  expenses...........    172,708
Management fee (G)...     26,175
Interest expense.....       -
Depreciation (D).....    257,833
                      -----------
Total expenses.......    541,716
                      -----------
Net income...........     39,952
                      ===========

                     Inland Retail Real Estate Trust, Inc.
            Notes to Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1999
                                  (unaudited)


(C) The advisor asset management fee has been calculated as 1% of the cost of acquisition of the property, prorated for the 12 months.

(D) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years for building and fifteen years for improvements. The allocation of land, building and improvements was based upon values stated in the related appraisal.

(E) The pro forma weighted average number of shares of common stock outstanding for the year ended December 31, 1999 was calculated using the additional shares sold to purchase the property on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

(F) The net income allocable to the minority interest is immaterial, and therefore, has been excluded.

(G) Management fees are calculated as 4.5% of gross revenues.

(H) The Company purchased Conway Plaza from an unaffiliated third party by paying the entire purchase price for the property in cash. The property will be financed in the future.

(I) Beginning January 1, 1999, Conway's anchor tenant, occupying approximately 32% of the gross leasable area, underwent significant renovations. During the construction, the tenant ceased operations and payment of base rent and recoveries. As a result of the construction, another significant tenant, occupying approximately 10% of the gross leasable area, ceased base rent payments, as stipulated in their lease. Construction concluded during November 1999. As a result, future base rent and recovery income may differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Retail Real Estate Trust, Inc.:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Conway Plaza for the year ended December 31, 1999. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of Conway Plaza's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Conway Plaza for the year ended December 31, 1999, in conformity with generally accepted accounting principles.


                                                        KPMG LLP


Chicago, Illinois
February 1, 2000

                                 Conway Plaza
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1999




Gross income:
  Base and percentage rental income............... $  483,054
  Operating expense and real estate
    tax recoveries................................     96,237
  Other Income....................................      2,377
                                                   -----------
  Total Gross Income..............................    581,668
                                                   -----------
Direct operating expenses:
  Operating expenses..............................     67,609
  Real estate taxes...............................     77,772
  Management fees.................................     25,929
  Insurance.......................................     23,006
  Utilities.......................................      4,321
                                                   -----------
  Total direct operating expenses.................    198,637
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  383,031
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                                 Conway Plaza
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                     For the Year ended December 31, 1999


1.  Business

    Conway Plaza (Conway) is located in Orlando, Florida. It consists of approximately 119,000 square feet of gross leasable area and was 90% occupied at December 31, 1999. Inland Retail Real Estate Trust, Inc. has signed a sale and purchase agreement for the purchase of Conway from an unaffiliated third party with an anticipated closing date of February 2000.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K/A of Inland Retail Real Estate Trust, Inc. and is not intended to be a complete presentation of Conway's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Conway to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Conway leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. Certain of the leases include provisions under which Conway is reimbursed for common area costs, real estate taxes, and insurance costs. Certain of the leases contain renewal options for various periods at various rental rates. Certain of the leases contain additional rental income based on a stated percentage of gross sales over the tenant's annual break point. Percentage rental income of $17,626 is included in Base and Percentage Rental Income.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $17,337 for the year ended December 31, 1999.

    Beginning January 1, 1999, Conway's anchor tenant, occupying approximately 32% of the gross leasable area, underwent significant renovations. During the construction, the tenant ceased operations and payment of base rent and recoveries. As a result of the construction, another significant tenant, occupying approximately 10% of the gross leasable area, ceased base rent payments, as stipulated in their lease. Construction concluded during November 1999. As a result, future base rent and recovery income may differ from the amounts reflected in the Historical Summary.

                                 Conway Plaza
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                     For the Year ended December 31, 1999


    Minimum rents to be received from tenants under operating leases in effect or executed at December 31, 1999, are as follows:

                                Year          Amount
                                ----          ------
                                2000        $   810,059
                                2001            670,901
                                2002            557,366
                                2003            531,109
                                2004            515,924
                              Thereafter      4,695,117
                                            -----------
                                            $ 7,780,476
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Conway. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Conway is managed pursuant to the terms of a management agreement for an annual fee of 4% of base rent collection (as defined). Subsequent to the sale of Conway (note 1), Inland Retail Real Estate Trust, Inc. will execute a management agreement with an affiliate pursuant to which an annual management fee would be charged. A new management agreement may cause future operating expenses to differ from the amounts reflected in the Historical Summary.